AMENDMENT NO. 6

TO

AMENDED AND RESTATED PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

(Class A Shares, Class AXShares, Class B Shares, Class BX Shares, Class C Shares, Class CX Shares,

Class R Shares and Class RX Shares)

(Reimbursement)

(effective February 12, 2010, as amended February 12, 2010)

The Amended and Restated Plan of Distribution Pursuant to Rule 12B-1 (Class A Shares, Class AX Shares, Class B Shares, Class BX Shares, Class C Shares, Class CX Shares, Class R Shares and Class RX Shares) (Reimbursement) (the “Plan”), effective February 12, 1010, as subsequently amended February 12, 2010, is hereby amended, effective July 15, 2013, as follows:

WHEREAS, the Plan is hereby amended to remove Invesco Leaders Fund;

NOW THEREFORE, the parties agree that:

1.	Schedule A to the Plan is hereby deleted and replaced in its entirety with the following:

“SCHEDULE A

PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Funds	Shares
Invesco American Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Small Cap Discovery Fund	Class A Shares
Class B Shares
Class C Shares

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Funds	Shares
Invesco Balanced-Risk Retirement Now Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Funds	Shares
Invesco Money Market Fund	Class AX Shares
Class BX Shares
Class CX Shares

Invesco Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Funds	Shares
Invesco American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Funds	Shares
Invesco High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares”

3